CHASE
                                                          CHF - Subprime


    Management's Report on Assessment of Compliance with
              Applicable Servicing
Criteria


Chase Home Finance LLC (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by subprime residential mortgages serviced on the Loan Servicing and Accounting Management System I ("LSAMS I") where the related asset-backed securities were outstanding during the Reporting Period (the "Platform").

The Asserting Party has engaged certain vendors (the "Vendors") to perform specific and limited activities or activities scripted by the Asserting Party as of and during the Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto (such criteria, the "Applicable Vendor Servicing Criteria").

The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of December 31, 2006 and for the Reporting Period.

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as set forth in this report.


Chase Home Finance LLC

Signed:/s/ Kim Greaves                     Signed:/s/ Jim Miller
----------------------------               --------------------------
Name: Kim Greaves                          Name: Jim Miller
Title: Senior Vice President               Title: Senior Vice President
Date: 02/26/2007                           Date: 02/26/2007










                                                      CHF - Subprime

EXHIBIT A



--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                  Servicing
                                                                                                                     Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any                 X(1)
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to                X
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                           X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect          X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the                     X            X(2)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor          X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash           X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash                X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured           X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l(b)(l) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized         X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all               X            X(3)
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) The Asserting Party monitors events of default as obligated pursuant to the transaction agreements.

(2) An affiliate vendor deposits funds from customer transactions to a lockbox clearing account.

(3) Two vendors prepare account reconciliations on disbursement clearing accounts.

                                                      CHF - Subprime

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the            X(4)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in                X(5)
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two               X(6)
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports                X(7)
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as                                                X
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as                                                   X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool            X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in            X
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree             X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's           X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorised personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------------------------------------------

----------

(4) The Asserting Party provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.

(5) The Asserting Party remits amounts to the appropriate party pursuant to the transaction agreements.

(6) Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Asserting Party's records, or such other number of days specified in the transaction agreements.

(7) The Asserting Party reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.

                                                      CHF - Subprime

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,         X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during          X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage         X
                  loans with variable rates are computed based on the related
1122(d)(4)(ix)    mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as             X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or                 X          X(8)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment             X
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted                 X
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are             X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

(8) Three vendors provide information used by the Asserting Party to pay taxes and insurance on behalf of obligors.

                              CHASE
                                                      CHF - Prime

    Management's Report on Assessment of Compliance with Applicable
                      Servicing Criteria


Chase Home Finance LLC (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by prime residential mortgages serviced on the Real Estate ("RE") servicing system where the related asset-backed securities were outstanding during the Reporting Period (the
"Platform").

The Asserting Party has engaged certain vendors (the "Vendors") to perform specific and limited activities or activities scripted by the Asserting Party as of and during the Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto (such criteria, the "Applicable Vendor Servicing Criteria").

The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of December 31, 2006 and for the Reporting Period.

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as set forth in this report.


Chase Home Finance LLC

Signed:/s/ Kim Greaves                Signed:/s/ Jim Miller
---------------------------           ---------------------------
Name: Kim Greaves                     Name: Jim Miller
Title: Senior Vice President          Title: Senior Vice President
Date: 02/26/2007                      Date: 02/26/2007





                                                      CHF - Prime

                          EXHIBIT A



--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                  Servicing
                                                                                                                     Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any                 X(1)
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to                X
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                           X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect          X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the                     X            X(2)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor          X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash           X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash                X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured           X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l(b)(l) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized         X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all               X            X(3)
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) The Asserting Party monitors events of default as obligated pursuant to the transaction agreements.

(2) An affiliate vendor deposits funds from customer transactions to a lockbox clearing account.

(3) Two vendors prepare account reconciliations on disbursement clearing accounts.

                                                      CHF - Prime

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the            X(4)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in                X(5)
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two               X(6)
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports                X(7)
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as                                                X
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as                                                   X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool            X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in            X
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree             X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's           X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------------------------------------------

----------

(4) The Asserting Party provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.

(5) The Asserting Party remits amounts to the appropriate party pursuant to the transaction agreements.

(6) Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Asserting Party's records, or such other number of days specified in the transaction agreements.

(7) The Asserting Party reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.

                                                      CHF - Prime

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing          Inapplicable
                                                                                          Criteria                 Servicing
                                                                                                                    Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                               Performed      Performed
                                                                                       by             by
                                                                                    Servicer       Vendor(s)
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,         X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during          X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage         X
                  loans with variable rates are computed based on the related
1122(d)(4)(ix)    mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as             X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or                 X          X(8)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment             X
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted                 X
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are             X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

(8) Two vendors provide information used by the Asserting Party to pay taxes and insurance on behalf of obligors.











                              CHASE



Chase Home Finance LLC
3415 Vision Drive
Columbus, OH 43219






       Authorized Signatures for Chase Home Finance LLC Annual
                       Compliance Reporting:



/s/Kim Greaves                       2/26/07
------------------------             --------------------------
Kim Greaves                          Date
Senior Vice President


/s/Jim Miller                        2/23/07
------------------------             --------------------------
Jim Miller                          Date
Senior Vice President